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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY


                                VOTING AGREEMENT

        This Voting Agreement (the "Agreement"), dated as of April 2, 1999, is made by and among Lucent Technologies Inc., a Delaware corporation ("Lucent"), Noah Acquisition Inc., a Washington corporation ("Acquisition"), and each of the undersigned shareholders (each, a "Shareholder" and collectively, the "Shareholders") of Mosaix, Inc., a Washington corporation (the "Company").

                             PRELIMINARY STATEMENTS

        Concurrently with the execution of this Agreement, the Company, Lucent and Acquisition have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), providing for the merger of Acquisition with and into the Company, with the Company being the surviving corporation (the "Merger"), which Merger is subject to the approval of the holders of shares of capital stock of the Company as provided in the Merger Agreement, the Washington Business Corporation Act, and the Company's Articles of Incorporation, as amended.

        The Shareholders own the shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), set forth opposite their respective names on Exhibit A hereto. As used herein, the term "Shares" includes all shares of such Common Stock as to which each Shareholder (at any time prior to the termination of this Agreement) is the beneficial owner or is otherwise able to direct the voting thereof and all securities issued or exchanges with respect to any such Shares upon any reclassification, recapitalization, reorganization, merger, consolidation, spin-off, stock split, combination, stock or other dividend or any other change in the Company's capital structure.

        To induce Lucent and Acquisition to enter into the Merger Agreement, the Company has agreed, upon the terms and subject to the conditions set forth herein, to cause the Shareholders of Common Stock to execute this Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

        1. Shareholders' Representations and Warranties. Each Shareholder, as to itself only, represents and warrants to Lucent and Acquisition that (i) except as set forth in Schedule 1 hereto, such shareholder owns the Shares set forth on Exhibit A hereto, free and clear of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance and (ii) has the right to vote such shares free of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance (other than any general fiduciary obligation imposed by law).



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        2.      No Voting Trusts. Each Shareholder hereby revokes any and all proxies and voting instructions with respect to the Shares previously given by the Shareholder and the Shareholder agrees that it will not grant or give any other proxies or voting instructions with respect to the voting of the Shares, enter into any voting trust or other arrangement or agreement with respect to the voting of the Shares (and if given or executed, such proxies, voting instructions, voting trust or other arrangement or agreement shall not be effective), or agree, in any manner, to vote the Shares for or against any proposal submitted to the shareholders of the Company except in furtherance of the proposals set forth in paragraph 3.

        3.      Agreements with Respect to the Shares.

        (a)     Each Shareholder agrees during the term of this Agreement:

                (i) to vote the Shares, to the extent entitled to vote, (x) in favor of the approval of the Merger Agreement and the Merger, at every meeting of the shareholders of the Company at which such matters are considered and at every adjournment thereof and (y) with respect to all other proposals submitted to the shareholders of the Company which, directly or indirectly, in any way relate to the Merger, in such manner as Acquisition or Lucent may direct; and

                (ii) not to solicit, encourage or recommend to other shareholders of the Company that (w) they vote their shares of Common Stock or any such other securities in any contrary manner, (x) they not vote their shares of Common Stock at all, (y) they tender, exchange or otherwise dispose of their shares of Common Stock pursuant to a Competing Transaction, as hereinafter defined, or (z) they attempt to exercise any statutory appraisal or other similar rights they may have.

        (b) Unless otherwise instructed in writing by Lucent or Acquisition, during the term of this Agreement, each Shareholder will vote the shares against any Competing Transaction.

        (c) Except with the prior written consent of Lucent or Acquisition, during the term of this Agreement, each Shareholder agrees that such Shareholder will not, and shall use its reasonable best efforts not to permit any employee, attorney, accountant, investment banker or other agent or representative of such Shareholder to initiate, solicit, negotiate, encourage, or provide confidential information in order to facilitate any Competing Transaction.

        (d) For purposes of this Agreement, a "Competing Transaction" shall mean a transaction of any kind (including, without limitation, a merger, consolidation, share exchange, reclassification, reorganization, recapitalization, sale or encumbrance of substantially all the assets of the Company outside the ordinary course of business, or sale or exchange by shareholders of the Company of all or substantially all the shares of the Company's capital stock) proposed by any person(s) in lieu of or in opposition to the Merger Agreement and the Merger.



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        4.      Proxies. In furtherance of the foregoing, each Shareholder is granting to Harold Bretan, the Vice President of Acquisition, and/or Paul Bento, the Secretary of Acquisition, or to his or her designee(s), irrevocable proxies and powers of attorney (which may be in the form annexed or such other form consistent with the terms hereof and thereof as Lucent or Acquisition may specify) to vote the Shares, to the extent such Shares are entitled to vote, and hereby specifically agrees not to revoke such proxies granted under any circumstances:

        (a) at any and all meetings of shareholders of the Company, notice of which meetings are given prior to the due and proper termination of this Agreement, with respect to matters presented to the Company's shareholders for vote which, directly or indirectly, in any way relate to or affect (i) the Merger or the Merger Agreement or the approval of either thereof and (ii) any Competing Transaction; or

        (b) with respect to actions to be taken by written consent of the shareholders of the Company which, directly or indirectly, in any way relates to or affects any of the foregoing, and which consent is solicited prior to the due and proper termination of this Agreement.

        5. Limitation on Sales. During the term of this Agreement, except pursuant to the Merger, each Shareholder agrees not to sell, assign, transfer, loan, tender, pledge, hypothecate, exchange, encumber or otherwise dispose of, or issue an option or call with respect to, any of the Shares, or impair such Shareholder's Shares; provided, that any Shareholder may sell or otherwise dispose of any of his or her Shares provided that the transferee of such Shares shall have entered into a voting agreement substantially identical to this Agreement in form and substance acceptable to Lucent and shall have entered into such other agreements as Lucent may require.

        6. Specific Performance. Each Shareholder acknowledges that it will be impossible to measure in money the damage to Lucent or Acquisition if the Shareholder fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, neither Lucent nor Acquisition will have an adequate remedy at law or in damages. Accordingly, each Shareholder agrees that injunctive relief or any other equitable remedy, in addition to any remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of any such remedy on the basis that Lucent or Acquisition has an adequate remedy at law. Each Shareholder agrees not to seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Lucent or Acquisition seeking or obtaining such equitable relief.

        7. Reasonable Efforts. Each Shareholder will use all reasonable efforts to cause to be satisfied the conditions to the obligations of the Company to effect the Closing under the Merger Agreement.

        8. Publicity. Each Shareholder agrees that, from the date hereof through the Closing Date, such Shareholder shall not issue any public release or announcement concerning



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the transactions contemplated by this Agreement and the Merger Agreement without the prior consent of Lucent, except as such release or announcement may be required by applicable law, in which case such Shareholder shall allow Lucent reasonable time to comment on such release or announcement in advance of such issuance.

        9.      Term of Agreement; Termination.

        (a) The term of this Agreement shall commence on the date hereof and shall terminate upon the earliest to occur of (i) the Effective Time of the Merger (as defined in the Merger Agreement) and (ii) the due and proper termination of the Merger Agreement in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder.

        (b) The obligations of the Shareholders set forth in this Agreement shall not be effective or binding upon any Shareholder until after such time as the Merger Agreement is executed and delivered by Lucent, Acquisition and the Company.

        10.     Miscellaneous.

        (a) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter of this Agreement.

        (b) Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been duly given on the next business day after the same is sent, if delivered personally or sent by telecopy or overnight delivery, or five calendar days after the same is sent, if sent by registered or certified mail, return receipt requested, postage prepaid, as set forth below, or to such other persons or addresses as may be designated in writing in accordance with the terms hereof by the party to receive such notice.

         If to Acquisition or Lucent:
         Lucent Technologies Inc.
         211 Mount Airy Road
         3C150
         Basking Ridge, NJ 07920
         Att:   President-BCS
         Telepone No: separately supplied
         Facsimile No: separately supplied



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         with a copy to:
         Lucent Technologies Inc.
         600 Mountain Avenue
         Room 6A 311
         Murray Hill, NJ 07974
         Att:   Pamela F. Craven
                Vice President-Law
         Telepone No: separately supplied
         Facsimile No: separately supplied

         If to a Shareholder, to the address set forth below such Shareholder's name on Exhibit A hereto, with copies to:

         Perkins Coie LLP
         1201 Third Avenue
         40th Floor
         Seattle, WA  98101-3099
         Att: Michael Stansbury, Esq.
         Telephone No:  (206) 583-8771
         Facsimile No:  (206) 287-3292

        (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts made and fully performed in such state without giving effect to the principles of conflict of laws thereof and except insofar as the Washington Business Corporation Act shall be mandatorily applicable to the transactions contemplated by this Agreement.

        (d) Rules of Construction. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine or feminine, or neuter, and any other number, singular or plural, as the context requires. As used in this Agreement, the word "including" is not limiting, and the word "or" is not exclusive.

        (e) Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of the parties to this Agreement and their legal successors-in-interest, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

        (f) Counterparts. This Agreement may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts together shall constitute but one instrument.



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        (g)     Assignment. No party hereto shall assign its rights and
obligations under this Agreement or any part thereof, nor shall any party assign or delegate any of its rights or duties hereunder without the prior written consent of the other party, and any assignment made without such consent shall be void. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        (h) Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

        (i) Extension; Waiver. Any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any of the other parties to this Agreement or waive compliance by any other party with any of the agreements or conditions contained herein or any breach thereof. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

        (j) Severability. The provisions of this Agreement are severable and, if any thereof are invalid or unenforceable in any jurisdiction, the same and the other provisions hereof shall not be rendered otherwise invalid or unenforceable.

        (k) Fiduciary Duty as Director. The parties hereto acknowledge and agree that each Shareholder's obligations hereunder are solely in his capacity as a shareholder of the Company, and that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary duty any of the undersigned or any of their respective affiliates may have as a member of the Board of Directors of the Company, as an executive officer of the Company, or otherwise as a fiduciary to any person (other than any of the shareholders) resulting from any circumstances other than as a shareholder of the Company; provided that, no such duty shall excuse the Shareholder from his obligations as a shareholder of the Company to vote the Shares, to the extent that they may be so voted, or otherwise perform any obligation as herein provided and to otherwise comply with the terms and conditions of this Agreement.



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                IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Voting Agreement on the date first above written.


                                        LUCENT TECHNOLOGIES INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        NOAH ACQUISITION INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:




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                                        COMMON SHAREHOLDERS:


                                        ---------------------------------------


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:




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                                    EXHIBIT A

                  HOLDINGS OF COMMON STOCK AS OF APRIL 2, 1999

Name of Shareholder:
Address:


Telephone No.:
Facsimile No.:
Number of Shares of Common Stock:


Name of Shareholder:
Address:


Telephone No.:
Facsimile No.:
Number of Shares of Common Stock:

Name of Shareholder:
Address:


Telephone No.:
Facsimile No.:
Number of Shares of Common Stock:

Name of Shareholder:
Address:


Telephone No.:
Facsimile No.:
Number of Shares of Common Stock:



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                                     FORM OF
                     IRREVOCABLE PROXY AND POWER OF ATTORNEY


                The undersigned hereby appoints Harold Bretan, the Vice President of Noah Acquisition Inc. and/or Paul Bento, the Secretary of Noah Acquisition Inc., as the undersigned's attorney-in-fact and proxy, with full power of substitution, for and in the undersigned's name, to vote, express consent or disapproval, or otherwise act in such manner (including pursuant to written consent, but excluding the right to assert, perfect and prosecute dissenters' rights of appraisal) and upon such matters as Harold Bretan and/or Paul Bento or their respective proxy or substitutes shall, in their sole discretion, deem proper with respect to all of the shares of Common Stock of Mosaix, Inc., a Washington corporation, owned of record by the undersigned.

                The proxy granted hereby shall be irrevocable and may be exercised at any meeting of shareholders, notice of which is given, or in respect of any written consent which is solicited prior to the due and proper termination of, and subject to and in accordance with the terms and conditions of, the Voting Agreement, dated of even date herewith, among the undersigned, Lucent Technologies Inc., Noah Acquisition Inc. and the other shareholders of Mosaix, Inc. signatory thereto. This proxy is coupled with an interest sufficient in law to support such proxy.



Dated:  April 2, 1999




                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



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                                CONSENT OF SPOUSE

        I, _________________________, spouse of _________________________
("Holder"), have read and approved the foregoing Voting Agreement. In consideration of Lucent Technologies Inc., a Delaware corporation, and Noah Acquisition Inc., a Washington corporation ("Acquisition"), entering into the Merger Agreement providing for the merger of Acquisition with and into Mosaix, Inc., a Washington corporation (the "Company"), I hereby appoint Holder as my attorney-in-fact, with full power of substitution, in respect of the exercise of any rights or performance of obligations under the foregoing Voting Agreement insofar as I may have any rights in said Voting Agreement or in any shares of Common Stock of the Company issued to Holder.


Dated: April 2, 1999



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